SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

Notification of Anticipated Delisting from NASDAQ

On March 15, 2023, the Group received a written notice (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of NASDAQ indicating that the Staff has determined to delist the Company’s securities from the NASDAQ Global Select Market, unless the company appeals to a NASDAQ Hearings Panel (the “Panel”). On March 21, 2023 the Group submitted a request for a hearing before the Panel to appeal the Staff’s determination. Pursuant to NASDAQ’s Listing Rules, a hearing will be held, to the extent practicable, within 45 days of such request. In the meantime, the delisting will be stayed, while the trading halt that was implemented on February 28, 2022, will remain in effect. There can be no assurance that the Panel will grant the Group’s request for continued listing. The Notice does not affect the Group’s operations, financial position, or ability to meet its financial obligations.

Loan agreement

In February 2023, the Group signed a loan agreement and received the proceeds from the loan in the amount of RUB 34,000 during February to April 2023, which will be used to finance the Group's operating activities.

Modification of equity awards

In January 2023, the Company modified the terms of Yandex N.V. RSU awards and extended the program into 2023 to provide an opportunity of all holders of RSUs to exchange the portion of outstanding awards that would otherwise have vested in 2023 for cash bonuses. Equity awards in respect of an aggregate of approximately 2.7 million RSUs were exchanged. The replacement cash payments are payable in accordance with the original 2023 vesting schedules of the exchanged RSUs. The exchange was accounted for as a modification of equity awards, resulting in additional share-based compensation expense of RUB 6,484, excluding tax effect, which is expected to be recognized during the year ending December 31, 2023.